Exhibit 24


                             POWER OF ATTORNEY

            The undersigned DIRECTORS and OFFICERS of GREAT LAKES CHEMICAL CORPORATION (the "Corporation") hereby designate and appoint

                   RICHARD R. FERGUSON and JOHN V. LACCI

and each of them, as attorney for the undersigned with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to prepare or cause to be prepared to execute and file from time to time with the Securities and Exchange Commission, Washington, D.C. (the "Commission")

      a) a registration statement or statements on Form S-8 or any other appropriate form or forms pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering shares of Common Stock of the Company to be issued pursuant to the Company's 1998 Stock Compensation Plan, and a Stock Option Agreement by and between Great Lakes Chemical Corporation and Mark Bulriss, and

      b) any and all amendments, including post-effective amendments, and exhibits to such annual report and registration statement(s), and any and all applications or other documents to be filed with the Commission or elsewhere pertaining to the securities to which such registration statement(s) relate(s), with full power and authority to take or cause to be taken all other actions which in the judgment of such attorney may be necessary or appropriate to effect the registration under the Act of the shares of Common Stock of the Company issued or to be issued under the Plan.

            EXECUTED on the dates set forth below.

/s/ Evan Bayh                            /s/ Richard H. Leet
--------------------------               ---------------------------
Evan Bayh                                    Richard H. Leet
Date: 7/31/1998                              Date: 8/3/1998

/s/ Thomas M. Fulton                     /s/ Robert B. McDonald
--------------------------               ---------------------------
Thomas M. Fulton                             Robert B. McDonald
Date: 8/3/1998                               Date: 8/1/1998

/s/ Martin M. Hale                       /s/ Mack G. Nichols
--------------------------               ---------------------------
Martin M. Hale                               Mack G. Nichols
Date: 8/3/1998                               Date: 8/9/1998

/s/ Louis E. Lataif                      /s/ Jay D. Proops
--------------------------               ---------------------------
Louis E. Lataif                              Jay D. Proops
Date: 8/3/1998                               Date: 8/10/1998